Supplement dated November 1, 2003 to
Mosaic Tax-Free Trust Prospectus dated February 1, 2003

The Board of Trustees recommended the shareholders of the Tax-Free Money Market series approve its liquidation. As a result, the Tax-Free Money Market will be closed to new investors and additional investments effective November 15, 2003.